Prospectus/Information Statement	|

Important merger information

In November 2020, the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) approved the merger of Wells Fargo Cash Investment Money Market Fund (the “Target Fund”) into Wells Fargo Heritage Money Market Fund (the “Acquiring Fund”), two funds within the same fund family. The merger does not require approval by Target Fund shareholders. We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

Please read the following information.

The enclosed document is a prospectus/information statement with information concerning the Target Fund and Acquiring Fund. As a shareholder of the Target Fund, you are being provided with this document to inform you of the principal aspects of the merger of your fund into the Acquiring Fund. We encourage you to read the full text of the enclosed prospectus/information statement.

What is happening?

The Board of the Target Fund believes that this merger will benefit current Target Fund shareholders. In the merger, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the same class of shares of the Acquiring Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Immediately following the merger of your fund into the Acquiring Fund, you will hold shares of the Acquiring Fund with a dollar value equal to the dollar value of the Target Fund shares you previously held. The Target Fund and the Acquiring Fund are listed in the table below:

Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

What do we believe are some key benefits of the fund merger?

Among the factors that Wells Fargo Funds Management, LLC considered in recommending the merger were the following:

■	Acquiring fund has a larger asset base and the combined fund will have greater long-term product viability.

■	Factoring in the waivers to which Wells Fargo Funds Management, LLC has contractually committed through May 31, 2022, the annual fund operating expenses after fee waivers of the Acquiring Fund are the same or lower compared to the Target Fund.

■	Wells Fargo Funds Management, LLC serves as the investment manager of the Target Fund and the Acquiring Fund.

■	Wells Capital Management Incorporated is the investment sub-advisor for the Target Fund and the Acquiring Fund.

Why has the Board of Trustees approved the merger?

In addition to the key benefits described above, among the factors the Board considered in approving the merger were the following:

■	The investment objective and principal investment strategy of the Target Fund is comparable to that of the Acquiring Fund.

■	Shareholders will not bear the Merger-related expenses (other than brokerage and transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

■	The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Whom should I call with questions about the merger?

If you have any questions about the merger or related merger materials, please call your investment professional, trust officer, or the Wells Fargo Funds at 1-800-222-8222.

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Wells Fargo Asset Management is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

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© 2020 Wells Fargo Funds Management, LLC. All rights reserved.	www.wfam.com

WELLS FARGO FUNDS TRUST

525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CA 94105
1.800.222.8222

December 30, 2020

Dear Shareholder,

On November 17, 19-20, 2020, the investment manager to the Wells Fargo Funds, Wells Fargo Funds Management, LLC (“Funds Management”), proposed to the Board of Trustees of Wells Fargo Funds Trust the merger outlined in the table below (the “Merger”). The Board of Trustees approved the Merger and the related Agreement and Plan of Reorganization.

Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

This is a general summary of how the Merger will work:

■	The Target Fund will transfer all of its assets to the Acquiring Fund.

■	The Acquiring Fund will assume all of the liabilities of the Target Fund.

■	The Acquiring Fund will issue new shares that will be distributed to you in a dollar amount equal to the value of your Target Fund shares.

■	You will become a shareholder of the Acquiring Fund and will have your investment managed in accordance with the Acquiring Fund’s investment strategies.

■	You will not incur any sales charges or similar transaction charges as a result of the Merger.

■	It is expected that the Merger will not be a taxable event to the Target Fund, the Acquiring Fund or their shareholders for U.S. federal income tax purposes.

Details about the Target Fund’s and the Acquiring Fund’s investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached prospectus/information statement. Please read it carefully.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen
President
Wells Fargo Funds

WELLS FARGO FUNDS TRUST

525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CA 94105
1.800.222.8222

December 30, 2020

PROSPECTUS/INFORMATION STATEMENT

This prospectus/information statement contains information you should know before the completion of the merger (the “Merger”) of your Target Fund into the Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the “Trust”), a registered open-end management investment company. The Merger will result in you receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Target Fund and Acquiring Fund listed above are collectively referred to as the “Funds.”

Please read this prospectus/information statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger has been filed with the Securities and Exchange Commission (the “SEC”).

The prospectuses, statements of additional information, annual reports and semi-annual reports of the Target Fund and the Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/information statement. Copies of these documents pertaining to either the Target Fund or the Acquiring Fund are available upon request without charge by writing to Wells Fargo Funds, PO Box 219967, Kansas City, MO 64121-99676, calling 1.800.222.8222 or visiting the Wells Fargo Funds website at wfam.com.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/information statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/information statement are not deposits of a bank, are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Table of Contents

Overview
Key Features of the Merger ........................................................................................................................................	2
Reasons for the Merger and Board of Trustees Approval ..................................................................................................	2
Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information)
Cash Investment Money Market Fund into Heritage Money Market Fund ...........................................................................	3
Risk Descriptions ...................................................................................................................................................	9
Management of the Funds ......................................................................................................................................	11
Merger Information
Board Considerations ...............................................................................................................................................	12
Agreement and Plan of Reorganization .......................................................................................................................	14
Material U.S. Federal Income Tax Consequences of the Merger .........................................................................................	15
Account Information
Share Class Eligibility ................................................................................................................................................	24
Compensation to Financial Professionals and Intermediaries ...........................................................................................	26
Buying and Selling Fund Shares .................................................................................................................................	26
Exchanging Fund Shares ...........................................................................................................................................	29
Frequent Purchases and Redemptions of Fund Shares ....................................................................................................	30
Account Policies ......................................................................................................................................................	30
Distributions ..........................................................................................................................................................	31
Pricing Fund Shares .................................................................................................................................................	31
Information on Shareholders' Rights .......................................................................................................................	32
Financial Statements ..............................................................................................................................................	35
Pro Forma Capitalization ........................................................................................................................................	35
Additional Information ..........................................................................................................................................	36
Exhibits
Exhibit A - Agreement and Plan of Reorganization .........................................................................................................	A-1
Exhibit B - Comparison of the Funds Fundamental Investment Policies ..............................................................................	B-1

OVERVIEW

This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/information statement, in the Merger Statement of Additional Information (“Merger SAI”), in each Fund’s prospectus, in each Fund’s financial statements contained in its annual report, in each Fund’s Statement of Additional Information (“SAI”), and in the related Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Exhibit A hereto.

KEY FEATURES OF THE MERGER

The Plan sets forth the key features of the Merger covered thereby and generally provides for the following:

■	the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for new shares of the Acquiring Fund;

■	the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

■	the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund’s shareholders; and

■	the assumption of the costs of the Merger by Wells Fargo Funds Management, LLC ( the “Manager” or “Funds Management”) or one of its affiliates.

The Merger is scheduled to take place on or about March 26, 2021 (the “Closing Date”). For a more complete description of the Merger, see the section entitled “Merger Information - Agreement and Plan of Reorganization,” as well as Exhibit A.

REASONS FOR THE MERGER AND BOARD OF TRUSTEES APPROVAL

At a meeting held on November 17, 19-20, 2020, the Board of Trustees of the Trust (the “Board”), including a majority of Trustees who are not “interested persons” of the Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved the Merger.

Prior to approving the Merger, the Board received the recommendation that the Merger be approved from the Manager. In recommending the approval of the Merger to the Board, the Manager noted that it considered various factors, including asset size, performance and profitability. The Manager indicated to the Board that the proposal to merge the Target Fund into the Acquiring Fund is intended to further rationalize the product offerings of the Wells Fargo fund family by combining funds with similar investment objectives and principal investment strategies.

Before approving the Merger, the Board reviewed, among other things, information about the Funds and the Merger. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of the Acquiring Fund following the Merger), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics.

The Board, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of the Target Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger. Accordingly, the Board approved the Plan on behalf of the Target Fund’s shareholders and on behalf of the Acquiring Fund’s shareholders.

For further information about the considerations of the Board, please see the section entitled “Board Considerations.”

MERGER SUMMARY (OBJECTIVES, STRATEGIES, RISKS, PERFORMANCE, EXPENSE, MANAGEMENT AND TAX INFORMATION)

The following section provides a comparison of the Funds’ investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of the Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/information statement and each Fund’s prospectus(es) and SAI. In this section, percentages of a Fund’s “net assets” are measured as percentages of net assets plus borrowings for investment purposes. References to “we” in the principal investment strategy discussion for a Fund generally refer to the Manager or the sub-adviser.

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WELLS FARGO CASH INVESTMENT MONEY MARKET FUND INTO WELLS FARGO HERITAGE MONEY MARKET FUND

SHARE CLASS INFORMATION

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund shares as a result of the Merger.

If you own this class of shares of the Wells Fargo Cash Investment Money Market Fund:	You will receive this class of shares of the Wells Fargo Heritage Money Market Fund:
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Select Class	Select Class
Service Class	Service Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same dollar value as your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled “Buying, Selling and Exchanging Fund Shares.” Additional information on how you can buy, sell or exchange shares of each Fund is available in the Funds’ prospectuses and SAI. In addition, the distribution policies for the Funds are the same.

INVESTMENT OBJECTIVE AND STRATEGY COMPARISON

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds’ investment objectives are identical in that both Funds seek current income, while preserving capital and liquidity.

The Funds’ principal investment strategies are identical in that both Funds invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks current income, while preserving capital and liquidity.	The Fund seeks current income, while preserving capital and liquidity.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest: exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.	Under normal circumstances, we invest: exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

These instruments include, but are not limited to, bank obligations such as time deposits and certificates of deposit,government securities, asset-backed securities, commercial paper, corporate bonds, municipal securities and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund’s total assets in U.S. dollar-denominated obligations of U.S. banks.

These instruments include, but are not limited to, bank obligations such as time deposits and certificates of deposit,government securities, asset-backed securities, commercial paper, corporate bonds, municipal securities and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund’s total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund’s overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund’s overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a comparative chart of the Funds’ fundamental investment policies, please see Exhibit B.

PRINCIPAL RISK COMPARISON

The principal risks of the Target Fund are identical to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above.

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The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund
Credit Risk	Credit Risk
Foreign Investment Risk	Foreign Investment Risk
Industry Concentration Risk	Industry Concentration Risk
Interest Rate Risk	Interest Rate Risk
Management Risk	Management Risk
Market Risk	Market Risk
Money Market Fund Risk	Money Market Fund Risk
Mortgage- and Asset-Backed Securities Risk	Mortgage- and Asset-Backed Securities Risk
Municipal Securities Risk	Municipal Securities Risk
Repurchase Agreement Risk	Repurchase Agreement Risk
U.S. Government Obligations Risk	U.S. Government Obligations Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in the Funds’ prospectuses and SAI.

FUND PERFORMANCE COMPARISON

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Wells Fargo Funds website at wfam.com.

Calendar Year Total Returns for Administrator Class Shares (%) for the Wells Fargo Cash Investment Money Market Fund

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Highest Quarter: 1st Quarter 2019	+0.60%
Lowest Quarter: 1st Quarter 2015	+0.00%
Year-to-date total return as of September 30, 2020 is 0.48%

Average Annual Total Returns for the periods ended 12/31/2019
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class	7/31/2003	2.12%	1.03%	0.52%
Institutional Class	10/14/1987	2.26%	1.14%	0.60%

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Average Annual Total Returns for the periods ended 12/31/2019
	Inception Date of Share Class	1 Year	5 Year	10 Year
Select Class	6/29/2007	2.32%	1.21%	0.67%
Service Class	10/14/1987	1.95%	0.89%	0.45%

Calendar Year Total Returns for Administrator Class Shares (%) for the Wells Fargo Heritage Money Market Fund

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Highest Quarter: 1st Quarter 2019	+0.61%
Lowest Quarter: 1st Quarter 2015	+0.00%
Year-to-date total return as of September 30, 2020 is 0.47%

Average Annual Total Returns for the periods ended 12/31/2019
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class	6/29/1995	2.13%	1.02%	0.52%
Institutional Class	3/31/2000	2.26%	1.13%	0.59%
Select Class	6/29/2007	2.33%	1.21%	0.66%
Service Class[1]	6/30/2010	2.02%	0.94%	0.47%
1.	Historical performance shown for the Service Class shares prior to their inception reflects the performance of the Administrator Class shares and has not been adjusted to reflect the higher expenses applicable to the Service Class shares. If these expenses had been adjusted, returns for the Service Class shares would be lower.

SHAREHOLDER FEE AND FUND EXPENSE COMPARISON

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The following table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The following table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred by each class other than for the Service Class shares for each Fund’s fiscal year ended January

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31, 2020. For the Service Class shares of each Fund, the total annual fund operating expenses shown below is based on the expenses incurred for each Fund’s fiscal year ended January 31, 2020 adjusted to reflect current contractual fees.

Shareholder Fees (fees paid directly from your investment)
	Wells Fargo Cash Investment Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pro Forma)
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Select Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Wells Fargo Cash Investment Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pro Forma)
Administrator Class
Management Fees	0.15%	0.15%	0.14%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.20%	0.21%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.36%	0.35%	0.35%
Fee Waivers	(0.03)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers	0.33%[1]	0.33%[2]	0.33%[3]
Institutional Class
Management Fees	0.15%	0.15%	0.14%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.09%	0.08%	0.09%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.24%	0.23%	0.23%
Fee Waivers	(0.04)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers	0.20%[4]	0.20%[5]	0.20%[6]

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Wells Fargo Cash Investment Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pre-Merger)	Wells Fargo Heritage Money Market Fund (Pro Forma)
Select Class
Management Fees	0.15%	0.15%	0.14%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.05%	0.04%	0.05%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.20%	0.19%	0.19%
Fee Waivers	(0.07)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers	0.13%[7]	0.13%[8]	0.13%[9]
Service Class
Management Fees	0.15%	0.15%	0.14%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.38%	0.37%	0.38%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.53%	0.52%	0.52%
Fee Waivers	(0.08)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers	0.45%[10]	0.43%[11]	0.43%[12]
1.	The Manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.33% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.33% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	Effective upon the closing of the Merger, the Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.33% for Administrator Class . Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4.	The Manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.20% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
5.	The Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.20% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
6.	Effective upon the closing of the Merger, the Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.20% for Institutional Class . Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
7.	The Manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.13% for Select Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
8.	The Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.13% for Select Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
9.	Effective upon the closing of the Merger, the Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.13% for Select Class . Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
10.	The Manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund

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fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
11.	The Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.43% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
12.	Effective upon the closing of the Merger, the Manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.43% for Service Class . Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the one year period for the Target Fund and the two year period for the Acquiring Fund (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Wells Fargo Cash Investment Money Market Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Administrator Class	$34	$113	$199	$453
Institutional Class	$20	$73	$131	$302
Select Class	$13	$57	$106	$248
Service Class	$46	$162	$288	$657

Wells Fargo Heritage Money Market Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Administrator Class	$34	$108	$192	$439
Institutional Class	$20	$68	$123	$287
Select Class	$13	$49	$95	$230
Service Class	$44	$148	$272	$635

Wells Fargo Heritage Money Market Fund (Proforma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Administrator Class	$34	$108	$192	$439
Institutional Class	$20	$68	$123	$287
Select Class	$13	$49	$95	$230
Service Class	$44	$148	$272	$635

Each Fund has a shareholder servicing fee of up to 0.10% for Administrator Class and up to 0.25% for Service Class shares. Institutional Class and Select Class shares do not pay a shareholder servicing fee.

FUND MANAGEMENT INFORMATION

The following table identifies the manager and sub-adviser for the Acquiring Fund. The manager and sub-adviser of the Target Fund and Acquiring Fund are the same. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Wells Fargo Heritage Money Market Fund
Investment Manager	Wells Fargo Funds Management, LLC
Investment Sub-adviser	Wells Capital Management Incorporated Wells Capital Management Singapore

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TAX INFORMATION

It is expected that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. A receipt of an opinion substantially to that effect from Troutman Pepper Hamilton Sanders LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits registered investment companies (“RICs”), such as the Funds, to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in “Material U.S. Federal Income Tax Consequences of the Merger.”

It is not anticipated that a substantial portion of the securities held by the Target Fund will be disposed of in connection with the Merger to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment of the Target Fund’s Portfolio to conform with that of the Acquiring Fund could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

RISK DESCRIPTIONS

An investment in the Acquiring Fund is subject to certain risks. There is no assurance that the return of the Acquiring Fund will be positive or that the Acquiring Fund will meet its investment objective. An investment in the Acquiring Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in the Acquiring Fund could result in a loss of money. The following provides additional information regarding the various risks (in alphabetical order) of investing in the Acquiring Fund as referenced in the section entitled “Merger Summary - Principal Risk Comparison”.

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality declines.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade

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settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Money Market Fund Risk. The Fund’s yield will change based on changes in interest rates and other market conditions. Because the Fund invests in short-term instruments, the Fund’s dividend yields are expected to be low when short-term market interest rates are low, and there is no guarantee that the Fund will not have a negative yield.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost to a Fund of purchasing such securities and effectively reduce the Fund’s yield. Typically, less information is available about a municipal issuer than is available about other types of issuers. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one

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obligation could affect other municipal securities held by the Fund. The value and liquidity of municipal securities backed by the revenue from a particular project or other source may decline if the project or other source fails to generate expected revenue. Although the Fund may strive to invest in municipal securities and other securities that pay interest that is exempt from certain taxes (such as federal taxes, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Certain issuers of municipal securities may have the ability to call or redeem a security prior to its maturity date, which could impair Fund performance.

Repurchase Agreement Risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, a Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of the Target Fund and the Acquiring Fund and also provides expenses related to the operation of the Target Fund and the Acquiring Fund.

MANAGER

Funds Management, headquartered at 525 Market Street, San Francisco, CA 94105, provides advisory and fund-level administrative services to the Target Fund and to the Acquiring Fund pursuant to an investment management agreement. Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services. Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts. Funds Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

SUB-ADVISER

Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Target Fund and the Acquiring Fund. Wells Capital is responsible for the day-to-day investment management activities of the Target Fund and the Acquiring Fund. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo & Company, located at 80 Raffles Place, #26-20/21 UOB Plaza 2, Singapore 048624, serves as the sub-adviser and provides portfolio management services to the Target Fund and the Acquiring Fund. Wells Capital Singapore is a registered investment adviser that provides portfolio management services for registered mutual funds.

MANAGEMENT AND SUB-ADVISORY FEES

As compensation for the investment management services Funds Management provides to both the Target Fund and the Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of both the Target Fund’s and the Acquiring Fund’s average daily net assets. As noted below, the management fee schedule for the Target Fund is identical to the management fee schedule for the Acquiring Fund.

Fund	Fee
Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund	First $5B Next $5B Over $10B	0.15% 0.14% 0.13%

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For providing investment sub-advisory services to both the Target Fund and the Acquiring Fund, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of both the Target Fund and the Acquiring Fund’s average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to both the Target Fund and the Acquiring Fund.

Fund	Sub-Adviser	Assets Under Management	Fee
Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund	Wells Capital Management	First $1B Next $2B Next $3B Over $6B	0.05% 0.03% 0.02% 0.01%
Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund	Wells Capital Singapore	First $1B Next $2B Next $3B Over $6B	0.0025% 0.0015% 0.0010% 0.0005%

For the Acquiring Fund’s most recent fiscal year, the management fee paid to Funds Management, net of any applicable waivers and reimbursement was as follows:

Fund	As a % of average daily net assets
Wells Fargo Heritage Money Market Fund	0.13%

For a discussion regarding the basis for the approval of the Acquiring Fund’s Management Agreement and Sub-Advisory Agreement by the Board, please see the shareholder report for the six months ended July 31, 2020.

MULTI-MANAGER ARRANGEMENT

The Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to the approval of the Funds Trust Board, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management (“Multi-Manager Sub-Advisers”).

Pursuant to the order, Funds Management, with the approval of the Funds Trust Board, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order. Funds Management, subject to the Funds Trust Board’s oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order, the Fund is required to notify shareholders within 90 days. The Funds are not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Target Fund and the Acquiring Fund each pay Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Target Fund and the Acquiring Fund as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. The Target Fund’s and the Acquiring Fund’s SAI contains more information regarding the administration and transfer agency service fees borne by the Target Fund and the Acquiring Fund.

MERGER INFORMATION

BOARD CONSIDERATIONS

At a regular Board meeting held on November 17, 19-20, 2020 (the “Meeting”), the Board, all of the members of which are Independent Trustees, considered the Merger. In advance of the Meeting, Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of both the Target Fund and the

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Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, risk profiles and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Funds Management presented these materials and responded to questions at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of funds with identical objectives and strategies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of both Funds. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

The Board approved the Merger for the following reasons:

Overall Basis For Approval. The Board considered a number of factors in determining that the Merger would be in the best interests of the Target Fund and its shareholders. After taking into account the Funds’ identical investment objectives and strategies, the Board considered Funds Management’s assessment that the Merger would result in an unrated floating NAV prime institutional money market fund being merged into a floating NAV prime institutional money market fund that is rated AAA by Moody’s Investors Service (“Moody’s”) and S&P Global (“S&P”), with lower or identical gross and net expense ratios for each share class.

Portfolio Management. The Board considered that the Target Fund’s current portfolio managers are also the portfolios managers of the Acquiring Fund and will continue to serve as the portfolio managers of the Acquiring Fund after the Merger.

The Board considered that the investment objectives of the Target Fund and Acquiring Fund – to seek current income, while preserving capital and liquidity – are identical. The Board considered that the principal investment strategies of the Target Fund and Acquiring Fund are identical.

The Board noted that the Acquiring Fund’s contractual management fee schedule is equal to that of the Target Fund, and that the Acquiring Fund’s effective management fee rate is less than that of the Target Fund. The Board also considered that Funds Management agreed (contingent upon the closing of the Merger) to waive fees and/or reimburse expenses for each share class of the Acquiring Fund through May 31, 2022, to ensure that net expenses paid by each share class of the Acquiring Fund after the Merger are lower than, or equal to, those currently paid by each corresponding share class of the Target Fund, and that, thereafter, such a cap may not be raised or removed without Board approval.

The Board considered that the contractual sub-advisory fee rate schedule with respect to the Acquiring Fund is equal to that of the Target Fund, and that the effective sub-advisory fee rate to be paid in connection with the management of the Acquiring Fund after the Merger will be lower than that currently paid in connection with the management of the Target Fund. The Board noted that, given the affiliation between the Funds’ sub-adviser and Funds Management, the overall compensation retained by Funds Management and its affiliates on a combined basis will remain the same, and that the sub-adviser’s profitability information with respect to providing services to the Fund would be subsumed in the WFAM and Wells Fargo profitability analysis.

Greater Potential Economies Of Scale And Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund, an unrated floating NAV prime institutional money market fund, into the Acquiring Fund, a rated floating NAV prime institutional money market fund that is expected by Funds Management to have greater potential for asset growth and viability following the Merger.

Compatible Objectives And Investment Strategies. As described in the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Investment Objective and Strategy

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Comparison” above, the Board considered that the investment objective of the Target Fund – to seek current income, while preserving capital and liquidity – is identical to that of the Acquiring Fund.

The Acquiring Fund and the Target Fund also have identical principal investment strategies, although the Acquiring Fund is subject to additional investment parameters to maintain its AAA credit ratings from Moody’s and S&P. In this regard, the Board noted that, under normal circumstances, the Target Fund and Acquiring Fund invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

The Board considered the Merger in light of the current interest rate environment and the impact of interest rates on money market instruments. The Board also considered transaction costs and other related fees with respect to the Merger, as well as the tax implications.

Comparative Performance. The Board reviewed the performance of the Target Fund relative to that of the Acquiring Fund, and noted that the performance of the Acquiring Fund (Select Class) had been in range of the Target Fund’s performance for the one-, three-, five- and ten-year periods, ended September 30, 2020. In reviewing comparative performance, the Board considered that the Funds’ investment objectives and principal investment strategies are identical. Shareholders should consult the chart in the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Fund Performance Comparison” for more detailed performance information, including information about each Funds’ performance relative to that of its primary benchmark index. Of course, past performance is not predictive of future results.

Gross And Net Operating Expense Ratios Of The Funds. The Board noted that the pro forma combined gross operating expense ratio for each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund based on average net assets for the six-month period ended September 30, 2020. The Board also considered that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than, or equal to, that of each corresponding share class of the Target Fund, after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Funds Management.

In this regard, the Board noted that Funds Management has agreed (contingent upon the completion of the Merger) to maintain the Acquiring Fund’s pro forma net operating expense ratio cap through May 31, 2022, and that, thereafter, the cap may not be raised without Board approval. Thus, Target Fund and Acquiring Fund shareholders are assured that they will not experience an increase in their net operating expense ratios until May 31, 2022, at the earliest. Shareholders should consult the section entitled “Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Shareholder Fee and Fund Expense Comparison” for more detailed gross and net operating expense ratio information.

Expenses Of The Merger. The Board was advised that Funds Management or its affiliates will bear all expenses incurred in connection with the Merger (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of both the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the Acquiring Fund will acquire all of the assets of the Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on a particular Merger date (the “Effective Time”).

The number of full and fractional shares of each class of the Acquiring Fund to be received by each corresponding class of the Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the net asset value (“NAV”) of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may

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agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the “Valuation Date”).

Prior to the Closing Date, the Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund’s shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund’s undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust (“Declaration of Trust”).

A majority of the Board may terminate the Plan on behalf of the Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes.

Funds Management will bear all expenses incurred in connection with the Merger (except for brokerage or other transaction costs associated with the sales or purchase of Portfolio securities in connection with the Merger).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/information statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Merger; a holder of Target Fund shares through a tax-deferred account; and an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.

We have not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Merger or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Merger of the Target Fund and of holding Acquiring Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Merger as a Tax-Free “Reorganization” Under the Internal Revenue Code

The obligation of the Funds to consummate the Merger is contingent upon their receipt of an opinion from Troutman Pepper Hamilton Sanders LLP, tax counsel to the Funds, generally to the effect that the Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, and therefore generally:

1.	no gain or loss will be recognized by the Acquiring Fund upon receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

2.	the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund’s tax basis in the assets immediately prior to the transfer;

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3.	the Acquiring Fund’s holding periods for the assets of the Target Fund will include the periods during which such assets were held by the Target Fund;

4.	no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation;

5.	no gain or loss will be recognized by the Target Fund’s shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares;

6.	the aggregate tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of such shareholder’s Target Fund shares exchanged therefor;

7.	a Target Fund shareholder’s holding period for such shareholder’s Acquiring Fund shares will include the period for which such shareholders held the Target Fund shares exchanged therefor, provided such Target Fund shareholder held such Target Fund shares as a capital asset; and

8.	the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, for example, capital loss carryforwards and methods of accounting, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Fund and the Target Fund.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate “regulated investment company,” or “RIC,” under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

A portion of the securities held by the Target Fund may be disposed of prior to the Merger. If a portion of the securities held by a Target Fund are disposed of prior to the Merger, it could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Merger will be distributed to a Target Fund’s shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, the Target Fund’s taxable year will end as a result of the Merger, which will accelerate any distributions to shareholders from the Target Fund for its short taxable year ending on the date of the Merger. Prior to the Merger, the Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Merger. A Target Fund shareholder will be required to include any such distributions in such shareholder’s taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Merger not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.

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The Merger may result in a limitation on the ability of the Acquiring Fund to use any capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund or a Target Fund (the “Limited Fund”). These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward. The Section 382 limitation generally will equal the product of the net asset value of the Limited Fund immediately prior to the Merger and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of November 2020, the applicable long-term tax-exempt rate was 0.89%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. In certain instances, under Section 384 of the Internal Revenue Code, the Acquiring Fund will also be prohibited from using the Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Merger, or vice-versa, to the extent such gains are realized within five years following the Merger. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Merger did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses (once realized) of a Fund when its shareholders will hold less than 50% of the outstanding shares of the Acquiring Fund immediately following the Merger. Accordingly, it is expected that the limitation will apply to any losses of the Wells Fargo Cash Investment Money Market Fund. Even if the Merger does not result in the limitation on the use of the Fund’s losses, future transactions by the Acquiring Fund may do so.

Finally, in addition to the other limitations on the use of losses, Section 381 of the Internal Revenue Code prescribes that, for the taxable year of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by the Target Fund’s capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

In addition, the Fund’s capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Merger under various provisions of the Internal Revenue Code. Even if the Merger does not result in the limitation on the use of the Fund’s losses, prior or future transactions by the Fund may have done or do so.

U.S. Federal Income Taxation of an Investment in the Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in the Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectus and statement of additional information for the Acquiring Fund for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that the Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. The Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to the Acquiring Fund even though the Acquiring Fund is a series of the Acquiring Trust. Furthermore, the Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, the Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.

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The Acquiring Fund must also diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If the Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring Fund in the year they are actually distributed. However, if the Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. The Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring Fund will not be subject to U.S. federal income taxation. See further discussion below in “Taxation of Acquiring Fund Investments” for the Acquiring Fund’s ability to pass through to its shareholders the tax-exempt character of income from certain debt obligations by paying exempt-interest dividends.

Moreover, the Acquiring Fund may retain for investment all or a portion of its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Acquiring Fund may be required to distribute to its shareholders

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its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if the Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. The Acquiring Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Acquiring Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Acquiring Fund’s total returns, it may reduce the amount that the Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Fund, and thus the Acquiring Fund’s use of these methods may be subject to IRS scrutiny.

For a description of the Acquiring Fund’s ability to use capital loss carryovers, see “Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses” above.

Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by the Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If at least 50% of the value of the Acquiring Fund’s total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Acquiring Fund intends to so qualify and is designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Acquiring Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by the Acquiring Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Acquiring Fund will not be deductible to the extent that the Acquiring Fund’s distributions are exempt from U.S. federal income tax. In addition, an investment in the Acquiring Fund may result in liability for U.S. federal alternative minimum tax (“AMT”). Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent the Acquiring Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Acquiring Fund.

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Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Acquiring Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of the Acquiring Fund’s expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by the Acquiring Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation, and may also affect its U.S. federal excise liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.

If the Acquiring Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If the Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Under recently enacted legislation, the Acquiring Fund may be required to incur certain fees that are treated as OID and required to be included in income for financial statement purposed when received (rather than when accrued into income under prior law).

If an option granted by the Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by the Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which the Acquiring Fund invests will be deemed “Section 1256 contracts.” The Acquiring Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the

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Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Acquiring Fund had not engaged in such transactions.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code’s rules. The amount of long-term capital gain is limited to the amount of such gain the Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Acquiring Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring

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Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for the Acquiring Fund to qualify as a RIC may limit the extent to which the Acquiring Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although the Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of the Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Fund’s earnings and profits, described above, are determined at the end of the Acquiring Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Acquiring Fund shares and then as capital gain. The Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, and distributions of net gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held the Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and

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ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to the Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this prospectus/information statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.

The flat corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder’s “modified adjusted gross income” over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Fund will not pay any additional amounts in respect of many amounts withheld.

Acquiring Fund shareholders are advised to discuss with their own tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. The Acquiring Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder generally may avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. The Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to “portfolio interest” from U.S. sources or short-term capital gain and certain other requirements were met. However, the Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

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The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which generally are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in the Acquiring Fund.

Before investing in the Acquiring Fund’s shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

New Tax Legislation. On December 22, 2017, new tax legislation was enacted which includes significant changes in tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deduction of interest and the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is recently enacted and additional guidance is forthcoming, there is still uncertainty in how the legislation will affect the Fund’s investments and shareholders and whether such legislation could have an adverse effect on the Fund’s investments or the taxation of the shareholders of the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Account Information

SHARE CLASS ELIGIBILITY

Administrator Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. Unless otherwise noted, the following investors may purchase Administrator Class shares without investing a minimum initial investment amount:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that are charged a fee for advisory, investment, consulting or similar services;

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■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Fund of Funds including those advised by Funds Management;

■	Private Bank and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

■	Money market trading platforms;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly with a Fund; and

■	Certain investors and related accounts as detailed in the Fund’s Statement of Additional Information.

Any of the minimum initial investment amount waivers listed above may be modified or discontinued at any time.

Institutional Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. Unless otherwise noted below, the following investors may purchase Institutional Class shares without investing a minimum initial investment amount:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that are charged a fee for advisory, investment, consulting or similar services;

■	Private bank and trust company managed account or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Fund of Funds including those advised by Funds Management;

■	Affiliated Funds using the Fund to invest cash;

■	Private Bank and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

■	Money market trading platforms;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $10 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $10 million directly with a Fund; and

■	Certain investors and related accounts as detailed in the Fund’s Statement of Additional Information.

Any of the minimum initial investment amount waivers listed above may be modified or discontinued at any time.

Select Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and fund of funds including those managed by Funds Management. Unless otherwise noted below, the following investors may purchase Select Class shares without investing a minimum initial investment amount:

■	Affiliated Funds using the Fund to invest cash;

■	Money market trading platforms;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $50 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $50 million directly with a Fund; and

■	Certain investors and related accounts as detailed in the Fund’s Statement of Additional Information.

Any of the minimum initial investment amount waivers listed above may be modified or discontinued at any time.

Service Class shares are generally available through an intermediary with a minimum initial purchase amount of $100,000. The is no minimum investment amount for additional purchases.

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COMPENSATION TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

SHAREHOLDER SERVICING PLAN

The Acquiring Fund has adopted a shareholder servicing plan (“Servicing Plan”). The Servicing Plan authorizes the Acquiring Fund to enter into agreements with the Acquiring Fund’s distributor, manager, or any of their affiliates to provide or engage other entities to provide certain shareholder services, including establishing and maintaining shareholder accounts, processing and verifying purchase and redemption transactions, and providing such other shareholder liaison or related services as may reasonably be requested. Under the Servicing Plan, fees are paid up to the following amounts:

Fund	Administrator Class	Institutional Class	Select Class	Service Class
Wells Fargo Heritage Money Market Fund	0.10%	N/A	N/A	0.25%

ADDITIONAL PAYMENTS TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

In addition to dealer reallowances and payments made by certain classes of the Fund for distribution and shareholder servicing, the Fund’s manager, the distributor or their affiliates make additional payments (“Additional Payments”) to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and record keepers. These Additional Payments, which may be significant, are paid by the Fund’s manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.

In return for these Additional Payments, the Fund’s manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary’s clients (sometimes referred to as “Shelf Space”); access to the intermediary’s financial professionals; and/or the ability to assist in training and educating the intermediary’s financial professionals.

The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you should consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.

The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. In a given year, Additional Payments to an intermediary that is compensated based on its customers’ assets typically range between 0.02% and 0.25% of assets invested in a Fund by the intermediary’s customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.25% of the gross sales of a Fund attributable to the financial intermediary.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Funds website at wfam.com.

BUYING AND SELLING FUND SHARES

For more information regarding buying and selling Fund shares, please visit wfam.com. You may buy (purchase) and sell (redeem) Fund shares as follows:

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.

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	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.	Visit wfam.com. Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Wells Fargo Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

By Mail	Complete an account application and submit it according to the instructions on the application. Account applications are available online at wfam.com or by calling Investor Services at 1-800-222-8222.

Send the items required under “Requests in Good Order” below to:

Regular Mail
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967

Overnight Only
Wells Fargo Funds
430 W 7th Street STE 219967
Kansas City, MO 64105-1407

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

■	The Fund name(s), share class(es) and account number(s);

■	The amount (in dollars or shares) and type (purchase or redemption) of the request;

■	If by mail, the signature of each registered owner as it appears in the account application;

■	For purchase requests, payment of the full amount of the purchase request (see “Payment” below);

■	For redemption requests, a Medallion Guarantee if required (see “Medallion Guarantee” below); and

■	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.

Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Wells Fargo Funds or if all of the owners of your Wells Fargo Fund account are not included in the registration of the bank account

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provided; or (3) if the redemption request proceeds are to be paid to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Wells Fargo Funds.
By Electronic Funds Transfer (“EFT”)	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid. Please note that, if you are paying for Fund shares via wire, the Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (“Fedwire”) (normally, 6:00 p.m. ET) on the same business day your purchase order is processed. In the event that payment is not received by the Fund by the close of the Fedwire, the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.

Timing of Redemption Proceeds. Generally, requests for redemption proceeds by check or EFT that are received in good order will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

Generally, requests for redemption proceeds by wire that are received in good order will be processed and earn dividends as listed in the table below.

If a Request is Received in Good Order:	Proceeds Wired	Dividends
Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund
■ By 3:00 p.m. (ET)	Same Business Day[1]	Not earned on day of request
■ After 3:00 p.m. (ET)	Next Business Day	Earned on day of request
1.	Please note that while we will make every effort to wire your redemption proceeds on the same business day, same day settlement is not guaranteed.

Please note that if you wish to redeem shares purchased by check or by EFT within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared.

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Wells Fargo Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received.

Right to Delay Payment. For the Cash Investment Money Market Fund and Heritage Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve

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Bank or under extraordinary circumstances. For each Fund, we may also suspend redemptions if the Fund experiences significantly impaired liquidity. Please see the section entitled “Liquidity Fees and Redemption Gates” below for further information.

Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund and Heritage Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

Liquidity Fees and Redemption Gates. If a Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of its total assets, the Fund may institute a liquidity fee on redemptions of up to 2% of the value of shares redeemed and/or may impose a redemption gate (i.e., a suspension of the right to redeem), if the Board determines that doing so would be in the best interests of the Fund and its shareholders. A liquidity fee and/or a redemption gate imposed under these circumstances may be implemented intraday. The Board may determine to raise or lower such liquidity fee after it has been imposed, but the liquidity fee may not exceed 2% of the value of shares redeemed.

If at the end of a business day, a Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must institute a liquidity fee, effective as of the next business day, of 1% of the value of shares redeemed, unless the Board determines that imposing the fee is not in the best interests of the Fund or determines that a lower or higher liquidity fee (subject to the 2% limit) is in the best interests of the Fund.

A liquidity fee and/or redemption gate may be implemented prior to giving notice to shareholders or intermediaries. It is expected that notice will be given through a supplement to the Fund’s prospectuses and by posting to the Fund’s website. A Fund may further communicate such action through a press release or by other means. The lifting of a liquidity fee or redemption gate will be communicated through similar means.

Any redemption request received by the Fund’s transfer agent in good order prior to the effectiveness of a liquidity fee or redemption gate will not be subject to such fee or gate. If a shareholder submits a redemption request while a redemption gate is in place, such request will be canceled and the shareholder will need to submit a new request following the lifting of the gate in order to redeem shares. When a fee or a gate is in place, a Fund will not allow purchases.

Once imposed, a liquidity fee must be applied to all shares redeemed and will remain in effect until the Board determines that imposing a fee is no longer in the best interests of the Fund; provided however that, if at the end of a business day, the Fund’s weekly liquid assets have risen to 30% or more of its total assets, the Fund must cease charging the liquidity fee, effective at the beginning of the next business day. While in effect, any liquidity fees collected by the Fund will be used to help increase the Fund’s weekly liquid assets.

Once imposed, a redemption gate must apply to all shares and will remain in effect until the Board determines that the redemption gate is no longer in the best interests of the Fund, provided, however, that the Fund must restore right of redemption on the earlier of: (1) the beginning of the next business day following a business day that ended with the Fund having invested 30% or more of its total assets in weekly liquid assets; or (2) the beginning of the next business day following 10 business days after suspending redemptions. A Fund may not impose a redemption gate for more than 10 business days in any rolling 90 calendar day period.

Please note that the Board may, in its discretion, elect to permanently suspend redemptions and liquidate a Fund under certain circumstances, including, among other things, if a Fund’s weekly liquid assets fall below 10% of its total assets.

EXCHANGING FUND SHARES

Shareholders of the Funds are not eligible to exchange their shares for shares of another class of the same Fund or for shares of another Wells Fargo Fund.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Funds’ policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

Account Policies

Advance Notice of Large Transactions. We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage your Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding. To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a Prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your financial professional.

Retirement Accounts. We offer a variety of retirement account types for individuals and small businesses. There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information about the retirement accounts listed below, including any distribution requirements, call Investor Services at 1-800-222-8222. For retirement accounts held directly with a Fund, certain fees may apply, including an annual account maintenance fee. The retirement accounts available for individuals and small businesses are:

■	Individual Retirement Accounts, including Traditional IRAs and Roth IRAs.

■	Small business retirement accounts, including Simple IRAs and SEP IRAs.

Small Account Redemptions. We reserve the right to redeem accounts that have values that fall below a Fund’s minimum initial investment amount due to shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account value above the Fund’s minimum initial investment amount. Please call Investor Services at 1-800-222-8222 or contact your financial professional for further details.

Transaction Authorizations. We may accept telephone, electronic, and clearing agency transaction instructions from anyone who represents that he or she is a shareholder and provides reasonable confirmation of his or her identity. Neither we nor Wells Fargo Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through our website, we may assign personal identification numbers (PINs) and you will need to create a login ID and password for account access. To safeguard your account, please keep these credentials confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your online access credentials.

Identity Verification. We are required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, we will not be able to open your account. In the rare event that we are unable to verify your identity as required by law, we reserve the right to redeem your account at the current NAV of the Fund’s shares. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Right to Freeze Accounts, Suspend Account Services or Reject or Terminate an Investment. We reserve the right, to the extent permitted by law and/or regulations. to freeze any account or suspend account services when we have received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when

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we believe a fraudulent transaction may occur or has occurred. Additionally, we reserve the right to reject any purchase request and to terminate a shareholder’s investment, including closing the shareholder’s account.

DISTRIBUTIONS

The Funds declare distributions of net investment income, if any, daily, and make such distributions, if any, monthly. The Funds generally make distributions of realized net capital gains, if any, annually. Your distributions will be automatically reinvested in additional shares, unless you or your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

Earning Distributions. Assuming the purchase amount is received by the Fund’s custodian no later than the close of the Fedwire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

If a Request is Received in Good Order:	Dividends Begin to Accrue:
Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund
■ By 3:00 p.m. (ET)	Same Business Day
■ After 3:00 p.m. (ET)	Next Business Day

PRICING FUND SHARES

A Fund’s NAV is the value of a single share rounded to four decimal places and based on the market value of the securities it holds. The NAV is calculated each business day at the times reflected below, although a Fund may deviate from these calculation times under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The last NAV calculated on the most recent business day is available at wfam.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

We calculate the NAV at the following times each business day:

Wells Fargo Cash Investment Money Market Fund Wells Fargo Heritage Money Market Fund	9:00a.m., 12:00p.m., and 3:00p.m. (ET)

Generally, NAVs are not calculated, and purchase and redemption requests are not processed, on days that the New York Stock Exchange (“NYSE”) is closed for trading; however under unusual or unexpected circumstances a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open. Information on the timing of dividend accrual and settlement in connection with a purchase or redemption of shares can be found in the section of this Prospectus entitled “Buying and Selling Fund Shares.”

A Fund’s assets will be valued at the bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that a closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect is current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

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The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

INFORMATION ON SHAREHOLDERS’ RIGHTS

FORM OF ORGANIZATION

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

CAPITALIZATION

The beneficial interests in the Target Fund and the Acquiring Fund are represented by an unlimited number of transferable shares of beneficial interest. The Trust’s governing documents permit the Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Board, all without shareholder approval. Fractional shares may be issued by both the Target Fund and Acquiring Fund. The Target Fund’s and the Acquiring Fund’s shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Board. Shareholders of the Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements that affect only their particular Fund.

SHAREHOLDER LIABILITY

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

SHAREHOLDER MEETING AND VOTING RIGHTS

Since the Target Fund and Acquiring Fund are both series of the Trust, the rights of the shareholders of each such Fund are identical. For further information, please see the section entitled “Capital Stock” in the Acquiring Fund’s SAI.

LIQUIDATION

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

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LIABILITY AND INDEMNIFICATION OF TRUSTEES

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

PRINCIPAL HOLDERS OF FUND SHARES

As of December 18, 2020, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of December 18, 2020. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Cash Investment Money Market Fund
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Administrator	47,409,315.524	51.76%	26.76%
American Polywater Corporation Attn APC Money Market 11222 60th St N Stillwater, MN 55082-9310	Administrator	6,319,231.700	6.90%	3.57%
Jack Klein Trust Partnership DBA Klein Family Farms PO Box 7424 Stockton, CA 95267-0424	Administrator	6,151,907.037	6.72%	3.47%
Alvin B Chan Inc 5 Beaconsfield Ct Orinda, CA 94563-4203	Administrator	6,145,334.587	6.71%	3.47%
Foothill Financial LP 1575 Placentia Ave Newport Beach, CA 92663-2813	Administrator	5,025,585.727	5.49%	2.84%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Institutional	408,668,111.356	85.29%	27.60%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
SMG 300 Conshohocken State Road Conshohocken, PA 19428-3801	Institutional	29,989,892.163	6.26%	2.03%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Select	352,590,568.337	58.22%	3.90%
Plum Healthcare Group LLC 2175 Salk Avenue Suite 300 Carlsbad, CA 92008-7346	Select	127,983,089.461	21.13%	1.41%
ACV Auctions Inc 640 Ellicott St Ste 321 Buffalo, NY 14203-1252	Select	75,448,160.768	12.46%	0.83%
Hok Group Inc 10 S Broadway Ste 200 Saint Louis, MO 63102-1729	Select	42,398,179.053	7.00%	0.47%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Service	21,988,113.395	21.62%	15.20%
Jackson National Life Distributors LLC Attn: JNLD Accounting 7601 E Technology Way Denver, CO 80237-3191	Service	14,732,327.198	14.49%	10.18%

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Heritage Money Market Fund
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Administrator	13,168,530.394	15.39%	7.43%
ELM Resources Attn Rick Lovell 12950 Race Track Rd Ste 201 Tampa, FL 33626-1307	Administrator	7,126,585.093	8.33%	4.02%
Exceptional Persons Inc PO Box 4090 Waterloo, IA 50704-4090	Administrator	5,548,134.749	6.48%	3.13%
Northcutt Investments LLC Attn Dewey Van Northcutt Jr 248 S Gay St Auburn, AL 36830-5422	Administrator	5,337,963.745	6.24%	3.01%
Instantwhip Foods Inc 2200 Cardigan Ave Columbus, OH 43215-1092	Administrator	5,027,873.974	5.88%	2.84%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Institutional	382,483,593.707	38.19%	25.83%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
JPMS - Chase Processing FBO CSX Corporation 4 Chase Metrotech Center 7th FL Brooklyn, NY 11245-0003	Institutional	149,931,368.016	14.97%	10.13%
BNBuilders Inc Attn Richard Finlay 2601 4th Ave Ste 350 Seattle, WA 98121-1283	Institutional	60,743,091.885	6.07%	4.10%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Select	4,011,917,107.022	47.53%	44.35%
Band & Co C/O US Bank Attn Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	Service	15,037,988.187	34.97%	10.39%
Wells Fargo Clearing Services A/C 3386-7902 2801 Market St Saint Louis, MO 63103-2523	Service	9,066,415.102	21.08%	6.26%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Service	5,632,987.400	13.10%	3.89%
Wells Fargo Bank Account for the Exclusive Benefit Of Customers Attn Money Funds Mail Code D1109-010 1525 West WT Harris Blvd Charlotte, NC 28262-8522	Service	2,217,678.145	5.16%	1.53%

FINANCIAL STATEMENTS

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund’s prospectus.

The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Cash Investment Money Market Fund	January 31, 2020 July 31, 2020	Audited Unaudited
Wells Fargo Heritage Money Market Fund	January 31, 2020 July 31, 2020	Audited Unaudited

PRO FORMA CAPITALIZATION

The following tables set forth the capitalizations of the Fund as of October 31, 2020 and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio for each Class as listed in the table below.

Exchange Ratio
Wells Fargo Cash Investment Money Market Fund
Administrator Class	1.0002
Institutional Class	1.0003

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Exchange Ratio
Select Class	1.0003
Service Class	1.0004

WELLS FARGO CASH INVESTMENT MONEY MARKET FUND INTO WELLS FARGO HERITAGE MONEY MARKET FUND

	Wells Fargo Cash Investment Money Market Fund (Target Fund)	Wells Fargo Heritage Money Market Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Administrator Class	$97,992,163	$93,878,101	$0	$191,870,264
Institutional Class	$500,402,897	$993,740,549	$0	$1,494,143,446
Select Class	$785,920,052	$11,109,990,627	$0	$11,895,910,679
Service Class	$100,346,737	$42,245,427	$0	$142,592,164
Total	$1,484,661,849	$12,239,854,704	$0	$13,724,516,553
Net Asset Value per Share
Administrator Class	$1.0006	$1.0004	$0	$1.0004
Institutional Class	$1.0006	$1.0003	$0	$1.0003
Select Class	$1.0007	$1.0004	$0	$1.0004
Service Class	$1.0007	$1.0003	$0	$1.0003
Total Shares Outstanding
Administrator Class	97,930,070	93,844,467	19,586	191,794,123
Institutional Class	500,081,267	993,400,474	150,025	1,493,631,766
Select Class	785,366,140	11,105,075,762	235,609	11,890,677,511
Service Class	100,271,892	42,233,696	40,109	142,545,697
Total	1,483,649,369	12,234,554,399	445,329	13,718,649,097

ADDITIONAL INFORMATION

The Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST
AGREEMENT AND PLAN OF REORGANIZATION
Dated as of December 21, 2020

This AGREEMENT AND PLAN OF REORGANIZATION (this “Plan”) is made as of December 21, 2020, by Wells Fargo Funds Trust ( “Funds Trust”), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund(s) and its respective Target Fund(s), as indicated in the chart below; and as to Section 15 of this Plan only, Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”), the investment manager to each series of Funds Trust.

Target Fund	Acquiring Fund
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	International Equity Fund Class A Class C Class R6 Administrator Class Institutional Class
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	International Equity Fund Class A Class C Class R6 Administrator Class Institutional Class
Cash Investment Money Market Fund Service Class Select Class Administrator Class Institutional Class	Heritage Money Market Fund Service Class Select Class Administrator Class Institutional Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund (“Corresponding Target Fund”), as set forth in the chart above opposite a corresponding Acquiring Fund (“Corresponding Acquiring Fund”), in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Fund: Each Fund listed in the column entitled “Acquiring Fund, as set forth above.

Acquiring Class: The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund Financial Statements: The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

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Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List: A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.

Board: The Board of Trustees of Funds Trust.

Closing Date: March 26, 2021, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Target Class: The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.

Effective Time: 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund: An Acquiring Fund or a Target Fund.

Know, Known or Knowledge: Known after reasonable inquiry.

Liabilities: All liabilities of, allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Registration Statement: The Trust’s registration statement on Form N-1A, as filed with the SEC and in effect from time to time.

Reorganization Documents: Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Target Class: The Target Fund share class set forth opposite an Acquiring Class.

Target Fund: Each Fund listed in the column entitled “Target Fund”.

Target Fund Financial Statements: The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time: The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust with respect to each series that is a Target Fund shall assign, transfer, deliver and convey all of each Target Fund’s Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust with respect to each series that is an Acquiring Fund shall then accept each Target Fund’s Assets and assume each Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, each Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund’s Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring

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Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Funds Trust shall assign, transfer, deliver and convey each Target Fund’s Assets to its Corresponding Acquiring Fund at the Reorganization’s Effective Time on the following bases:

1.	In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.

2.	The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust’s current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

3.	Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4. Liquidation and Termination of each Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Amended and Restated Declaration of Trust (the “Declaration of Trust”) by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with, each Acquiring Fund and each Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

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(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) Each Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Funds Trust does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

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(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Troutman Pepper Hamilton Sanders LLP in connection with its opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Funds Trust’s Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Troutman Pepper Hamilton Sanders LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Troutman Pepper Hamilton Sanders LLP made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds’ affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(g) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, and unless, in the opinion of Troutman Pepper Hamilton Sanders LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 9 of this Plan.

(j) The shareholders of the Target Fund whose shareholders are being asked to approve the Reorganization shall have approved the Reorganization if and to the extent, and in the manner, required by Funds Trust’s Declaration of Trust and applicable law.

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7. Tax Matters. Except where otherwise required by law, Funds Trust shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization”, within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

8. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

9. Termination of Plan. A majority of the Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.

10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

11. Amendments. The Reorganization of certain Target Funds will be presented to shareholders for approval. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund’s shareholders approve of the Reorganization. After a Target Fund’s shareholders, who are being asked to approve the Reorganization, approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of such Target Fund’s shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

15. Expenses.Wells Fargo Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Wells Fargo Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
for itself and on behalf of its Target Funds
and on behalf of its Acquiring Funds

ATTEST:

/s/ Johanne Castro

Name: Johanne Castro
Title: Assistant Secretary

BY

/s/ Catherine Kennedy

Name: Catherine Kennedy
Title: Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC
(a party to this Plan as to Section 15 only)

ATTEST:

/s/ Johanne Castro

Name: Johanne Castro
Title: Assistant Vice President

BY:

/s/ Paul Haast

Name: Paul Haast
Title: Senior Vice President

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Exhibit B

COMPARISON OF THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”)) or its staff).

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”)) or its staff).

Diversification
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

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Issuing Senior Securities
Target Fund	Acquiring Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Cash Investment Money Market Fund	Wells Fargo Heritage Money Market Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

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WELLS FARGO FUNDS TRUST

525 MARKET STREET, 12TH FLOOR, SAN FRANCISCO, CA 94105
1.800.222.8222

PART B
STATEMENT OF ADDITIONAL INFORMATION

December 30, 2020

Relating to the acquisition of assets of

WELLS FARGO CASH INVESTMENT MONEY MARKET FUND
a series of
WELLS FARGO FUNDS TRUST
by and in exchange for shares of
WELLS FARGO HERITAGE MONEY MARKET FUND
a series of
WELLS FARGO FUNDS TRUST

Administrator Class, Institutional Class, Select Class, Service Class

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus/Information Statement dated December 30, 2020. The Prospectus/Information Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, PO Box 219967, Kansas City, MO 64121-99676. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.	The Statement of Additional Information dated June 1, 2020, as supplemented to date, for Wells Fargo Cash Investment Money Market Fund and Wells Fargo Heritage Money Market Fund, which was filed electronically with the Securities and Exchange Commission on May 26, 2020, File No. 811-09253, on Form N-1A, accession no. 0001081400-20-000454.

2.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Cash Investment Money Market Fund and Wells Fargo Heritage Money Market Fund, each for the fiscal year ended January 31, 2020, filed electronically with the Securities and Exchange Commission on April 3, 2020, File No. 811-09253, accession no. 0001193125-20-097584.

3.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Wells Fargo Cash Investment Money Market Fund and Wells Fargo Heritage Money Market Fund, for the fiscal half-year ended July 31, 2020, filed electronically with the Securities and Exchange Commission on September 30, 2020, File No. 811-09253, accession no. 0001193125-20-259938.

In addition, this SAI consists of a narrative description of the pro forma effects of the reorganization of the Wells Fargo Cash Investment Money Market Fund into the Wells Fargo Heritage Money Market Fund.

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION FOR WELLS FARGO CASH INVESTMENT MONEY MARKET FUND INTO WELLS FARGO HERITAGE MONEY MARKET FUND

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of Wells Fargo Cash Investment Money Market Fund and Wells Fargo Heritage Money Market Fund dated January 31, 2020. The shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended July 31, 2020 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the “Reorganization”) of Wells Fargo Cash Investment Money Market Fund (the “Target Fund”) into Wells Fargo Heritage Money Market Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of August 1, 2019. The Reorganization is intended to combine the Target Fund with a similar fund managed by Wells Fargo Funds Management, LLC (“Funds Management”).

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The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Administrator Class, Institutional Class, Select Class and Service Class shareholders of the Target Fund would become shareholders of Administrator Class, Institutional Class, Select Class and Service Class, respectively, of the Acquiring Fund.

The proforma financial statements are prepared in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts in the proforma financial statements. Actual results could differ materially from those estimated.

All expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization will be borne by Funds Management or one of its affiliates. The expenses to be borne by Funds Management or one of its affiliates do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the merger in order to comply with the policies and investment practices of Acquiring Fund. The Funds have the same investment manager, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with Wells Fargo Funds Trust, which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of July 31, 2020, the net assets of the Target Fund and the Acquiring Fund were $2,081,059,919 and $8,994,065,056, respectively. The net assets of the pro forma combined fund as of July 31, 2020 would have been $11,075,124,975.

On a pro forma basis for the twelve months ended July 31, 2020, the proposed Reorganization would result in an decrease of $402,264 in management fees, which is the difference between actual aggregate management fees of the Target Fund and the Acquiring Fund before the Reorganization and the contractual management fee rate calculated based on the average net assets of the combined Acquiring Fund. The proposed Reorganization would result in a total decrease in expenses of $580,543. The decrease in overall expenses is due to savings in duplicative fees paid by the individual funds and various reduced operating costs of the pro forma combined Acquiring Fund. For the twelve months ended April 30, 2020, the fee waivers and expense reimbursements for the Target Fund and the Acquiring Fund were $1,045,893 and $5,446,297, respectively, resulting in total fee waivers and expense reimbursements of $5,987,397 on a pro forma basis. This amount included a decrease in waivers of $504,792 to maintain expenses of the combined Acquiring Fund at its expense cap.

No significant accounting policies, including the securities valuation policies, will change as a result of the proposed Reorganization.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss is expected to be recognized by the Target Fund or its shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

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If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and would make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Internal Revenue Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of January 31, 2020, the Target Fund and Acquiring Fund did not have any capital loss carryforwards.

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